UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 5, 2013

PGT, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52059                                                      20-0634715
 (Commission File Number)             (IRS Employer Identification No.)

1070 Technology Drive, North Venice, Florida 34275
(Address of Principal Executive Offices, Including Zip Code)

(941) 480-1600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 1.01. Entry into a Material Definitive Agreement.

On August 5, 2013, PGT, Inc. (the “Company,” “we” or “us”) entered into Amendment No. 1 (the “Amendment”) to the Credit Agreement (the “Credit Agreement”), with the various financial institutions and other persons from time to time parties thereto as lenders (the “Lenders”), SunTrust Bank, as administrative agent (in such capacity, the “Administrative Agent”), as collateral agent, as swing line lender and as an LC issuer, and the other agents and parties thereto.

Among other things, the Amendment permits the Company to make Capital Expenditures (as defined in the Credit Agreement) in an amount up to but not exceeding $14,000,000 in connection with the expansion and operation of its glass processing business and activities without reducing the amount of Capital Expenditures otherwise permitted thereunder.

The foregoing description of the terms of the Amendment is not complete and is qualified in its entirety by the full text of the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein, and the Credit Agreement, which was filed as Exhibit 10.1 to the Company’s Form 8-K, filed with the Securities and Exchange Commission on June 3, 2013.

ITEM 9.01.  Financial Statements and Exhibits.

 (d)           Exhibits.

See Exhibit Index.

Forward-Looking Statements

From time to time, we have made or will make forward-looking statements within the meaning of Section 21E of the Exchange Act. These statements do not relate strictly to historical or current facts. Forward-looking statements usually can be identified by the use of words such as “goal”, “objective”, “plan”, “expect”, “anticipate”, “intend”, “project”, “believe”, “estimate”, “may”, “could”, or other words of similar meaning. Forward-looking statements provide our current expectations or forecasts of future events, results, circumstances or aspirations. Our disclosures in this report contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in our other documents filed or furnished with the Securities and Exchange Commission and in oral presentations. Forward-looking statements are based on assumptions and by their nature are subject to risks and uncertainties, many of which are outside of our control. Our actual results may differ materially from those set forth in our forward-looking statements. There is no assurance that any list of risks and uncertainties or risk factors is complete. Factors that could cause actual results to differ materially from those described in our forward-looking statements include, but are not limited to:

•	Changes in new home starts and home remodeling trends
•	The economy in the U.S. generally or in Florida where the substantial portion of our sales are generated
•	Raw material prices, especially aluminum
•	Transportation costs
•	Level of indebtedness
•	Dependence on our WinGuard branded product lines
•	Product liability and warranty claims
•	Federal and state regulations
•	Dependence on our manufacturing facilities
•	The significant interest of JLL Partners Fund IV, L.P.

Any forward-looking statements made by us or on our behalf speak only as of the date they are made and we do not undertake any obligation to update any forward-looking statement to reflect the impact of subsequent events or circumstances. Before making any investment decision, you should carefully consider all risks and uncertainties disclosed in all our SEC filings, including our reports on Forms 8-K, 10-Q and 10-K and our registration statements under the Securities Act of 1933, as amended, all of which are accessible on the SEC’s website at www.sec.gov and at  http://ir.pgtindustries.com/sec.cfm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGT, INC.

By: /s/   Mario Ferrucci III
       Name:  Mario Ferrucci III
       Title:  Vice President, General Counsel
    and Secretary

    Dated:  August 9, 2013

EXHIBIT INDEX

Exhibit No.	Description
10.1
Amendment No. 1 to Credit Agreement, dated August 5, 2013, by and among PGT, Inc., a Delaware corporation (the “Parent Borrower” and collectively with any Additional Borrowers, the “Borrowers”), the Lenders party hereto, and SunTrust Bank, as Administrative Agent and Collateral Agent for the Lenders (the “Agent”).